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                                 EXHIBIT (24.2)

                     Consent of King Griffin & Adamson P.C.



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                                                                 EXHIBIT (24.2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of MigraTEC, Inc., on Form S-8 of our report dated April 19, 1999, on our audits of the consolidated financial statements of MigraTEC, Inc., and Subsidiary as of December 31, 1998 and 1997, and for the years ended December 31, 1998 and 1997, which is incorporated by reference in MigraTEC, Inc.'s, Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                       KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
October 19, 1999

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